66 Bovet Road Suite 100 San Mateo, CA 94402 650‐343‐9300 SRTREIT.com SHAREHOLDER NEWSLETTER                                        March 30, 2018 1 Dear Fellow Shareholder,   We continue to pursue the Company’s strategic plan to build a core portfolio of high‐quality west coast urban retail properties with solid growth prospects, strong predictable cash flows and with visible value appreciation characteristics. As we discussed in the last newsletter, our near‐term goal is to complete the recycling of the portfolio by selling the remaining legacy properties. We had been waiting for the right time to sell these assets based on several competing factors, which created quite a balancing act. As you may recall five properties served as collateral for a long‐term loan that would have matured in July of 2019. Selling these properties required paying off the loan and paying off the loan required a yield maintenance payment, which was quite sizeable when we began to evaluate these sales, which reduced over time. On the other hand, had we waited too long in an effort to minimize or eliminate the yield maintenance payment, that would have put us too close to the end of the anchor tenant leases and reduced the value of the properties. Some properties also needed higher occupancies and leases renewed to sell at better prices. During the fourth quarter of 2017, time had reduced the yield maintenance costs to an actionable level and the legacy portfolio was 95.6% leased with some of the key leases renewed, so we began the process of selling these properties. On October 31, 2017, we paid off the legacy property loan to begin the sales process and incurred prepayment costs of $1.4 million. The sales process was kicked off with the sale of two assets and the refinance of the balance of the loan using the Company’s line of credit. Fulton Street Shops – San Francisco, CA Important Dates Most Recent 10K Filing  3/23/2018 Next 10Q Filing Deadline 5/15/2018 Next Shareholder Newsletter 5/15/2018 Last Distribution Payment  1/31/2018 Next Distribution Payment  4/30/2018 As you may recall, earlier last year we obtained a new three‐year revolving line of credit for $60 million replacing our expiring $30 million line. We kept our attractive pricing, relaxed some of the borrowing covenants in our favor and added another bank to our lender group. The new line gave us the capacity to refinance the remainder of the debt on the legacy assets at a lower floating rate while we complete the sales program. The first sale on October 31, 2017 was the single tenant BI‐LO supermarket property in Chester, SC, followed a day later by the sale of Morningside Marketplace in Fontana, CA. These sales were very good executions for two challenging properties. The BI‐LO lease had been recently renewed and extended which aided us in the sale, but the tenant’s credit ratings had already been lowered earlier last year, and subsequent to the closing, the parent company filed Chapter 11. At Morningside, which is 100% leased, the anchor tenant, Ralph’s (whose lease expires in 2021) closed their store in 2012 and continued paying rent. A dark anchor with a short‐term lease made for a challenging sale. The gross sales prices for these two properties were in line with the third‐party appraisals obtained in connection with the Company’s most recent NAV calculation. 388 Fulton Street – San Francisco 450 Hayes – San Francisco 3701‐3713 Sunset Blvd. – Los Angeles

SHAREHOLDER NEWSLETTER                                        March 30, 2018 2 We recently completed major lease extensions at Ensenada in Arlington, TX and Turkey Creek in Knoxville, TN allowing those properties along with Florissant in St. Louis, MO to be listed for sale. To date the sales process has been slow and we have seen a less robust market than the recent past with fewer buyers. Increased interest rates have raised borrowing costs for buyers and grocery anchored shopping center investors seem to be concerned about the Amazon purchase of Whole Foods and what it means to the industry. At Topaz in Hesperia, CA we have completed a lot split and we believe the subdivision of the center may provide better pricing to us, and allow us to take a single tenant medical building with a new ten‐year lease to market for sale while we wait for a major tenant to take occupancy in their space in part of the balance of the center before we list it for sale. As we complete the sales we continue to look for opportunities to reinvest in our core urban retail markets. Since the beginning of 2016, we have invested in eight new urban retail properties in our core markets of San Francisco and Los Angeles. The properties are high quality and clearly fit our strategic vision; they are extremely well located in high density urban settings with strong demographics and with high pedestrian and vehicle traffic. We continue to be very excited about the future of our Company and its strategic direction. A fully recycled and focused high‐quality west coast urban retail portfolio will hopefully allow us the opportunity to look at various strategic options for the future. Sincerely, Strategic Realty Trust, Inc. Andrew Batinovich  CEO Strategic Realty Trust is a non‐traded real estate investment trust and is focused on building a portfolio of high quality urban and street retail properties in major west coast markets. For more information please visit the Company’s website at www.srtreit.com. The Company is advised by SRT Advisors, LLC an affiliate of Glenborough, LLC. Glenborough also acts as the Company’s property manager. For more information please visit Glenborough’s website at www.glenborough.com The foregoing includes forward‐looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward‐looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “hope”, “hopeful”, “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward‐looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward‐looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward‐ looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward‐ looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company can provide no assurances as to its ability to acquire properties that are consistent with its strategic plan, sell properties in its current portfolio, successfully manage the existing properties in its portfolio, successfully develop its redevelopment projects and execute potential strategic alternatives. These statements also depend on factors such as future economic, competitive and market conditions and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10‐K for the year ended December 31, 2017 and subsequent periodic reports, as filed with the SEC. Actual events may differ materially from the anticipated events discussed above. We encourage you to explore our  renovated Company website: SRTreit.com The site houses a tremendous amount of information  about your investment in Strategic Realty Trust  Read our quarterly shareholder newsletter for updates about  the company  Take a look at our evolving property portfolio and learn about  our urban street retail tenants  Take advantage of links to all our Company’s public filings  with the SEC  Access Investor and transfer agent forms and instructions  Find contact information for the Company Sawyer 3709 Sunset Blvd. – Los Angeles Kettle Black 3705 Sunset Blvd. – Los Angeles